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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 20, 1998


                      SULCUS HOSPITALITY TECHNOLOGIES CORP.
               (Exact Name of Registrant as Specified in Charter)



         PENNSYLVANIA                    0-13226               25-1369276
         ------------                    -------               ----------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


         41 NORTH MAIN STREET, GREENSBURG, PA                     15601
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (724) 836-2000.







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ITEM 5.           OTHER EVENTS.

                  On November 20, 1998, Sulcus Hospitality Technologies Corp. ("Sulcus") issued a press release announcing the postponement of its annual meeting of shareholders scheduled to be held on December 1, 1998 due to the pendency of a special meeting of shareholders to be called to approve the merger with Eltrax Systems, Inc. A copy of the press release is attached to this Form 8-K as Exhibit 99.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SULCUS HOSPITALITY TECHNOLOGIES CORP.



Date: November 23, 1998            By:      /s/ John W. Ryba
                                       -----------------------------------------
                                            John W. Ryba
                                            Senior Vice President, Secretary and
                                               Chief Legal Officer